Reference Number: - CXNC172579
U.S. Bank National Association, not in its individual capacity but solely as Trustee for the benefit of RASC Series EMX1 Trust

January 20, 2006


Bear Stearns Bank plc is regulated by the Financial Regulator Registered in Dublin, Ireland No. 241404 Directors: Pascal J Lambert, FRA, Jeffrey C Bernstein, USA, Wendy de Monchaux, USA, Liam J. MacNamara, Michael J. Meagher, Michael Minikes, USA, Samuel L Molinaro, USA, Padraic O'Connor, A. Graham Sadler, UK, Niamh G. Walsh, Patrick J. Mahon


BEAR STEARNS
                                                 BEAR STEARNS BANK PLC
                                              BLOCK 8, HARCOURT CENTRE
                                                         CHARLOTTE WAY
                                                     DUBLIN 2, IRELAND
                                                  Tel (353-1) 402 6200

Fax (353-1) 402-6223
DATE:                          January 20, 2006

TO:
                                U.S. Bank National Association, not in its individual capacity but solely as trustee for the benefit of RASC Series 2006-EMX1 Trust

ATTENTION:     RASC Series 2006-EMX1
TELEPHONE:     651-495-3880
FACSIMILE:     651-495-8090
CC:            Andrea Villanueva
FAX:           952-979-0867

FROM:          Derivatives Documentation
TELEPHONE:     212-272-2711
FACSIMILE:     212-272-9857

SUBJECT:       Fixed Income Derivatives Confirmation and Agreement

REFERENCE NUMBER(S):   CXNC172579

The purpose of this letter agreement (the "Agreement") is to confirm the terms and conditions of the Transaction entered into on the Trade Date specified below (the "Transaction") between Bear Stearns Bank plc ("BSB") and U.S. Bank National Association, not in its individual capacity but solely as Trustee for the benefit of RASC Series 2006-EMX1 Trust (the "Counterparty"). This letter agreement, which evidences a complete and binding agreement between you and us to enter into the Transaction on the terms set forth below, constitutes a "Confirmation" as referred to in the ISDA Form Master Agreement (as defined below), as well as a "Schedule" as referred to in the ISDA Form Master Agreement.

1. This Agreement is subject to and incorporates the 2000 ISDA Definitions (the "Definitions"), as published by the International Swaps and Derivatives Association, Inc. ("ISDA"). You and we have agreed to enter into this Agreement in lieu of negotiating a Schedule to the 1992 ISDA Master Agreement (Multicurrency--Cross Border) form (the "ISDA Form Master Agreement") but, rather, an ISDA Form Master Agreement shall be deemed to have been executed by you and us on the date we entered into the Transaction. In the event of any inconsistency between the provisions of this Agreement and the Definitions or the ISDA Form Master Agreement, this Agreement shall prevail for purposes of the Transaction. Terms used and not otherwise defined herein, in the ISDA Form Master Agreement or the Definitions shall have the meanings assigned to them in the Pooling and Servicing Agreement, dated as of January 1, 2006, among Residential Asset Securities Corporation, as depositor, Residential Funding Corporation, as master servicer, and U.S. Bank National Association, as trustee (the "Pooling and Servicing Agreement"). Each reference to a "Section" or to a "Section" "of this Agreement" will be construed as a reference to a Section of the 1992 ISDA Form Master Agreement.

2. The terms of the particular Transaction to which this Confirmation relates are as follows:

      Type of Transaction:      Rate Cap

      Notional Amount:
                                With respect to any Calculation Period, the lesser of (i) the amount set forth in the column `National Amount' for such Calculation Period in
                                Schedule   I   attached   hereto  and  (ii)  the
                                aggregate outstanding Certificate Principal Balance of the Class A Certificates and Class M Certificates immediately prior to such that Distribution Date (as such terms are defined in the Pooling and Servicing Agreement).

      Trade Date:               January 5, 2006

      Effective Date:           January 20, 2006

      Termination Date:
                                December 25, 2010, subject to adjustment in accordance with the Business Day Convention.

      FIXED AMOUNT (PREMIUM):

           Fixed Rate Payer:    Counterparty

           Fixed Rate Payer
           Payment Date:        January 20, 2006

           Fixed Amount:        USD 4,415,000



      FLOATING AMOUNTS:

           Floating Rate Payer: BSB

           Cap Rate:            4.40000%

           Floating Rate Payer
           Period End Dates: The 25th calendar day of each month during the Term of this Transaction, commencing February 27, 2006, and ending on the Termination Date, subject to adjustment in accordance with the Business Day Convention.

           Floating Rate Payer
           Payment Dates:
                                Early Payment shall be applicable. The Floating Rate Payer Payment Date shall be two Business Days preceding each Floating Rate Payer Period End Date.

           Floating Rate Option:

                                USD-LIBOR-BBA; provided, however, that all references in Sections 7.1(w)(xvii) and 7.1(w)(xx) of the Definitions to "on the day that is two London Banking Days preceding that Reset Date" shall be deleted and replaced with "on that Reset Date"

           Floating Rate for the
           Initial Calculation Period:

                                USD-LIBOR-BBA, to be determined on January 18, 2006

           Designated Maturity: One month

           Floating Rate Day
           Count Fraction:      Actual/360

           Reset Dates:         The first day of each Calculation Period.

           Compounding:         Inapplicable

      Business Days:            New York

      Business Day Convention:  Modified Following

3.  Additional Provisions:
                               Each  party   hereto  is  hereby   advised   and
                                acknowledges that the other party has engaged in (or refrained from engaging in) substantial financial transactions and has taken (or refrained from taking) other material actions in reliance upon the entry by the parties into the Transaction being entered into on the terms and conditions set forth herein and in the ISDA Form Master Agreement relating to such Transaction, as applicable, and, in the case of the Counterparty, it has been directed under the Pooling and Servicing Agreement to enter into this Transaction.

4. Provisions Deemed Incorporated in a Schedule to the ISDA Form Master Agreement:

        1)      [Intentionally omitted]

        2) The parties agree that subparagraph (ii) of Section 2(c) of the ISDA Form Master Agreement will apply to any Transaction.

        3)      Termination  Provisions.  For  purposes  of the ISDA Form Master
                Agreement:

(a) "Specified Entity" is not applicable to BSB or Counterparty for any purpose.

(b) "Specified  Transaction"  is not applicable to BSB or  Counterparty  for any
purpose,  and,   accordingly,   Section  5(a)(v)  shall  not  apply  to  BSB  or
Counterparty.

(c) The "Cross Default" provisions of Section 5(a)(vi) shall not apply to BSB or Counterparty.

(d) The "Credit Event Upon Merger" provisions of Section 5(b)(iv) will not apply to BSB or Counterparty.

(e) With respect to Counterparty, the "Bankruptcy" provision of Section 5(a)(vii)(2) of the ISDA Form Master Agreement will be deleted in its entirety.

(f) The "Automatic Early Termination" provision of Section 6(a) will not apply to BSB or to Counterparty.

(g) Payments on Early Termination. For the purpose of Section 6(e) of the ISDA Form Master Agreement:

        (i) Market Quotation will apply.

        (ii) The Second Method will apply.

(h) "Termination Currency" means United States Dollars.

(i) The provisions of Sections 5(a)(ii) and 5(a)(iv) shall not apply to BSB or Counterparty.

(j) The provisions of Sections 5(a)(iii) Counterparty.

(k) Tax Event. The provisions of Section 2(d)(i)(4) and 2(d)(ii) of the ISDA Form Master Agreement shall not apply to Counterparty and Counterparty shall not be required to pay any additional amounts referred to therein.

4) Tax Representations.

(i) The following representation will apply to BSB:

        BSB is a bank organized under the laws of Ireland.

        Each payment received or to be received by BSB in connection with this Agreement will not be treated as effectively connected with the conduct of a trade or business in the United States of America by BSB.

        BSB is (A) a "non-U.S. branch of a foreign person" as that term is used in U.S. Treasury Regulation Section 1.1441-4(a)(3)(ii) (or any applicable successor provision) and (B) a "foreign person" as that term is used in U.S. Treasury Regulation Section 1.6041-4(a)(4) (or any applicable successor provision).

        BSB is treated as a corporation for U.S. federal tax purposes.

        BSB is a resident of Ireland within the meaning of the "Specified Treaty" (as defined below), BSB is fully eligible for the benefits of the "Business Profits" or "Industrial and Commercial Profits" provision, as the case may be, the "Interest" provision or the "Other Income" provision, (if any) of the Specified Treaty with respect to any payment described in such provisions and received or to be received by it in connection with this Agreement and no such payment will be treated as attributable to a trade or business carried on by it through a permanent establishment in the United States of America.

        "Specified Treaty" means the income tax convention between the United States of America and Ireland.

     The following representation will apply to the Counterparty:

        U.S. Bank National Association is the Trustee under the Pooling and Servicing Agreement.

5) Limitation on Events of Default. Notwithstanding the terms of Sections 5 and 6 of the ISDA Form Master Agreement, if at any time and so long as the Counterparty has satisfied in full all its payment obligations under Section 2(a)(i) of the ISDA Form Master Agreement and has at the time no future payment obligations, whether absolute or contingent, under such Section, then unless BSB is required pursuant to appropriate proceedings to return to the Counterparty or otherwise returns to the Counterparty upon demand of the Counterparty any portion of any such payment, (a) the occurrence of an event described in Section 5(a) of the ISDA Form Master Agreement with respect to the Counterparty shall not constitute an Event of Default or Potential Event of Default with respect to the Counterparty as Defaulting Party and (b) BSB shall be entitled to designate an Early Termination Date pursuant to Section 6 of the ISDA Form Master Agreement only as a result of the occurrence of a Termination Event set forth in either Section 5(b)(i) or 5(b)(ii) of the ISDA Form Master Agreement with respect to BSB as the Affected Party, or Section 5(b)(iii) with respect to BSB as the Burdened Party.

6)  Documents  to be  Delivered.  For the  purpose of Section  4(a) (i) and 4(a)
(iii):

(1) Tax forms, documents, or certificates to be delivered are:

PARTY REQUIRED TO DELIVER      FORM/DOCUMENT/               DATE BY WHICH TO
DOCUMENT                       CERTIFICATE                  BE DELIVERED
BSB and                        Any document  required       Promptly   after  the   earlier   of  (i)
The Counterparty               or          reasonably       reasonable  demand  by  either  party  or
                               requested   to   allow       (ii)  learning that such form or document
                               the  other   party  to       is required
                               make  payments   under
                               this         Agreement
                               without any  deduction
                               or withholding  for or
                               on the  account of any
                               Tax   or   with   such
                               deduction           or
                               withholding    at    a
                               reduced rate

(2) Other documents to be delivered are:


Party required to        Form/Document/                  Date by which to              Covered by Section 3(d)
deliver document         Certificate                     be delivered                  Representation

BSB and                  Any documents required by the   Upon the execution and        Yes
The Counterparty         receiving party to evidence     delivery of this Agreement
                         the authority of the            and such Confirmation
                         delivering party or its Credit
                         Support Provider, if any, for
                         it to execute and deliver this
                         Agreement, any Confirmation,
                         and any Credit Support
                         Documents to which it is a
                         party, and to evidence the
                         authority of the delivering
                         party or its Credit Support
                         Provider to perform its
                         obligations under this
                         Agreement, such Confirmation
                         and/or Credit Support
                         Document, as the case may be
BSB and the              A certificate of an             Upon the execution and        Yes
Counterparty             authorized officer of the       delivery of this Agreement
                         party, as to the incumbency     and such Confirmation
                         and authority of the
                         respective officers of the
                         party signing this Agreement.
BSB                      Legal opinion(s) with respect   Upon the execution and        No
                         to such party and its Credit    delivery of this Agreement
                         Support Provider, if any, for   and any Confirmation
                         it, reasonably satisfactory
                         in form and substance to the
                         other party relating to the
                         enforceability of the party's
                         obligations under this
                         Agreement.
BSB                      A copy of the most recent       Promptly after request by     Yes
                         annual report of such           the other party
                         party (only if available) and
                         its Credit Support Provider,
                         if any, containing in all
                         cases audited consolidated
                         financial statements for each
                         fiscal year certified by
                         independent certified public
                         accountants and prepared in
                         accordance with generally
                         accepted accounting
                         principles in the United
                         States or in the country in
                         which such party is organized

The Counterparty         Each other report or other      Promptly upon request by      Yes
                         document required to be         BSB, or with respect to any
                         delivered by or to the          particular type of report
                         Counterparty under the terms    or other document as to
                         of the Pooling and Servicing    which BSB has previously
                         Agreement, other than those     made request to receive all
                         required to be delivered        reports or documents of
                         directly by the Trustee to      that type, promptly upon
                         BSB thereunder                  delivery or receipt of
                                                         such report or document by
                                                         the Issuer Counterparty
BSB                      Any document required to be     As provided for in            Yes
                         delivered pursuant paragraph    paragraph 4(14)
                         4(14) of this Agreement



7) Miscellaneous. Miscellaneous

(a) Address for Notices: For the purposes of Section 12(a) of this Agreement:

        Address for notices or communications to BSB:

               Address:      One Metrotech Center North, Brooklyn, NY 11201
               Attention:    Derivatives Operation - 7th Floor
               Facsimile:    (212) 272-1634

        with a copy to:

               Address:      Block 8, Harcourt Centre, Charlotte Way,
                             Dublin 2, Ireland
               Attention:    President
               Facsimile:    (3531) 402-6223

               (For all purposes)

        Address for notices or communications to the Counterparty:

               Address:       RASC Series 2006-EMX1 Trust
                              c/o U.S. Bank National Association
                              60 Livingston Avenue
                              EP-MN-WS3D
                              St. Paul, MN 55107
               Facsimile:     1-651-495-8090
               Telephone:     1-651-495-3880

               with a copy to:

               Address:       Residential Funding Corporation
                              8400 Normandale Lake Blvd., Suite 600
                              Minneapolis, MN 55437
               Attention:     Andrea Villanueva
               Facsimile No.: 952-979-0867
                              Telephone:  952-857-6168

                              (For all purposes)

(b) Process Agent. For the purpose of Section 13(c):

                      BSB appoints as its
                      Process Agent:               Not Applicable

                      The Counterparty appoints as its
                      Process Agent:        Not Applicable

(c) Offices. The provisions of Section 10(a) will not apply to this Agreement; neither BSB nor the Counterparty have any Offices other than as set forth in the Notices Section and BSB agrees that, for purposes of
        Section 6(b) of the ISDA Form Master Agreement, it shall not in future have any Office other than one in the United States.

(d) Multibranch Party. For the purpose of Section 10(c) of the ISDA Form Master Agreement:

        BSB is not a Multibranch Party.

        The Counterparty is not a Multibranch Party.

(e) Calculation Agent. The Calculation Agent is BSB.

(f) Credit Support Document.

        BSB:
                                The Guaranty  dated as of January 19,  2006,  by
                                The   Bear   Stearns    Companies    Inc.   (the
                                "Guarantor"), in favor of the Counterparty.

        The Counterparty:    Not applicable.

(g) Credit Support Provider.

        BSB:                 The Bear Stearns Companies, Inc.

        The Counterparty:    Not Applicable

(h) Governing Law.The parties to this ISDA Agreement hereby agree that the law of the State of New York shall govern their rights and duties in whole, without regard to the conflict of law provision thereof, other than New York General Obligations Law Sections 5-1401 and 5-1402.

(i)     Non-Petition.

        BSB hereby irrevocably and unconditionally agrees that it will not institute against, or join any other person in instituting against or cause any other person to institute against RASC Series 2006-EMX1 Trust, Mortgage Asset-Backed Pass-Through Certificates, Series 2006-EMX1, or the Counterparty any bankruptcy, reorganization, arrangement, insolvency, or similar proceeding under the laws of the United States, or any other jurisdiction for the non-payment of any amount due hereunder or any other reason until the payment in full of the Certificates (as defined in the Pooling and Servicing Agreement) and the expiration of a period of one year plus ten days (or, if longer, the applicable preference period) following such payment.

(j)     Severability.

        If any term, provision, covenant, or condition of this Agreement, or the application thereof to any party or circumstance, shall be held to be invalid or unenforceable (in whole or in part) for any reason, the remaining terms, provisions, covenants, and conditions hereof shall continue in full force and effect as if this Agreement had been executed with the invalid or unenforceable portion eliminated, so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter of this Agreement and the deletion of such portion of this Agreement will not substantially impair the respective benefits or expectations of the parties.

        The parties shall endeavor to engage in good faith negotiations to replace any invalid or unenforceable term, provision, covenant or condition with a valid or enforceable term, provision, covenant or condition, the economic effect of which comes as close as possible to that of the invalid or unenforceable term, provision, covenant or condition.

(k) Consent to  Recording.

        Each party hereto consents to the monitoring or recording, at any time and from time to time, by the other party of any and all communications between officers or employees of the parties, waives any further notice of such monitoring or recording, and agrees to notify its officers and employees of such monitoring or recording.

(l) Waiver of Jury Trial.

        Each party to this Agreement respectively waives any right it may have to a trial by jury in respect of any Proceedings relating to this Agreement.

(m)  Set-Off.

        Notwithstanding any provision of this Agreement or any other existing or future agreement, each party irrevocably waives any and all rights it may have to set off, net, recoup or otherwise withhold or suspend or condition payment or performance of any obligation between it and the other party hereunder against any obligation between it and the other party under any other agreements. The provisions for Set-off set forth in Section 6(e) of the ISDA Form Master Agreement shall not apply for purposes of this Transaction.

(n) This Agreement may be executed in several counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

(o)     Trustee Liability  Limitations.

        It is  expressly  understood  and agreed by the parties  hereto that (a)
        this Agreement is executed and delivered by U.S. Bank National Association, not individually or personally but solely as Trustee of the Counterparty, in the exercise of the powers and authority conferred and vested in it and that U.S. Bank National Association shall perform its duties and obligations hereunder in accordance with the standard of care set forth in Article VIII of the Pooling and Servicing Agreement, (b) each of the representations, undertakings and agreements herein made on the part of the Counterparty is made and intended not as personal representations, undertakings and agreements by U.S. Bank National Association but is made and intended for the purpose of binding only the Counterparty, (c) nothing herein contained shall be construed as creating any liability on U.S. Bank National Association, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto; provided that nothing in this paragraph shall relieve U.S. Bank National Association from performing its duties and obligations hereunder and under the Pooling and Servicing Agreement in accordance with the standard of care set forth therein, and (d) under no circumstances shall U.S. Bank National Association be personally liable for the payment of any indebtedness or expenses of the Counterparty or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Counterparty under this Agreement or any other related documents; provided, that nothing in this paragraph shall relieve U.S. Bank National Association from performing its duties and obligations hereunder and under the Pooling and Servicing Agreement in accordance with the standard of care set forth herein and therein.


8) "Affiliate".

        BSB and Counterparty shall be deemed to not have any Affiliates for purposes of this Agreement, including for purposes of Section 6(b)(ii).

9) Section 3 of the ISDA Form Master Agreement is hereby amended by adding at the end thereof the following subsection (g):

        "(g) Relationship Between Parties.

                      Each party represents to the other party on each date when it enters into a Transaction that:--

               (1) Nonreliance. (i) It is not relying on any statement or representation of the other party regarding the Transaction
               (whether written or oral), other than the representations expressly made in this Agreement or the Confirmation in respect of that Transaction and (ii) it has consulted with its own legal, regulatory, tax, business, investment, financial and accounting advisors to the extent it has deemed necessary, and it has made its own investment, hedging and trading decisions based upon its own judgment and upon any advice from such advisors as it has deemed necessary and not upon any view expressed by the other party.

               (2) Evaluation and Understanding.

               (i) It has the capacity to evaluate (internally or through independent professional advice) the Transaction and has made its own decision to enter into the Transaction and, in the case of the Counterparty, it has been directed by the Pooling and Servicing Agreement to enter into this Transaction; and

               (ii) It understands the terms, conditions and risks of the Transaction and is willing and able to accept those terms and conditions and to assume those risks, financially and otherwise.

               (3) Purpose. It is entering into the Transaction for the purposes of managing its borrowings or investments, hedging its underlying assets or liabilities or in connection with a line of business.

               (4) Status of Parties. The other party is not acting as agent, fiduciary or advisor for it in respect of the Transaction.

               (5) Eligible Contract Participant. It is an "eligible swap participant" as such term is defined in Section 35.1(b)(2) of the regulations (17 C.F.R 35) promulgated under, and it constitutes an "eligible contract participant" as such term is defined in
               Section 1(a)12 of the Commodity Exchange Act, as amended."

10) The ISDA Form Master Agreement is hereby amended as follows

        (a) The word "third" shall be replaced by the word "second" in the third line of Section 5(a)(i) of the ISDA Form Master Agreement.

11) Transfer, Amendment and Assignment. No transfer, amendment, waiver, supplement, assignment or other modification of this Transaction shall be permitted by either party (other than a change of Counterparty in connection with a change of Trustee in accordance with the Pooling and Servicing Agreement) unless each of Moody's Investors Service, Inc. ("Moody's") and Standard and Poor's, a Division of the McGraw Hill Companies Inc. ("S&P"), has been provided notice of the same and confirms in writing (including by facsimile transmission) within five Business Days after such notice is given that it will not downgrade, qualify, withdraw or otherwise modify its then-current rating of the RASC Series 2006-EMX1 Trust, Mortgage Asset-Backed Pass-Through Certificates, Series 2006-EMX1 (the "Certificates").

12) Additional Termination Events. Additional Termination Events will apply. If a Rating Agency Downgrade has occurred and BSB has not, within 30 days, complied with Section 13 below, then an Additional Termination Event shall have occurred with respect to BSB and BSB shall be the sole Affected Party with respect to such an Additional Termination Event.

13) Rating Agency Downgrade. In the event that The Bear Stearns Companies Inc.'s ("BS& Co") long-term unsecured and unsubordinated debt rating is withdrawn or reduced below "A" by S&P or its long-term unsecured and unsubordinated debt rating is withdrawn or reduced below "A1" by Moody's (and together with S&P, the "Rating Agencies", and such rating thresholds, "Approved Rating Thresholds"), then within 30 days after such rating withdrawal or downgrade, BSB shall, subject to the Rating Agency Condition and at its own cost, either (i) cause another entity to replace BSB as party to this Agreement that meets or exceeds the Approved Rating Thresholds on terms substantially similar to this Agreement or (ii) obtain a guaranty of, or a contingent agreement of another person with the Approved Rating Thresholds, to honor, BSB's obligations under this Agreement. For purposes of this provision, "Rating Agency Condition" means, with respect to any particular proposed act or omission to act hereunder that the party acting or failing to act must consult with each of the Rating Agencies then providing a rating of the Certificates and receive from each of the Rating Agencies a prior written confirmation that the proposed action or inaction would not cause a downgrade or withdrawal of the then-current rating of the Certificates.

14. Compliance with Regulation AB

        (a) BSB agrees and acknowledges that Residential Funding Corporation ("RFC") and Residential Asset Securities Corporation ("RASC") are required under Regulation AB under the Securities Act of 1933 and the Securities Exchange Act of 1934, as amended ("Regulation AB"), to disclose certain financial information regarding BSB and BS&Co. depending on the applicable "significance percentage" of this Agreement, as calculated from time to time in accordance with Item 1115 of Regulation AB.

        (b) BSB shall provide to RFC or RASC the applicable financial information described under Item 1115 of Regulation AB (the "Reg AB Information") within ten (10) business days of a request by RFC or RASC (the "Response Period"), so long as RFC or RASC has determined, in good faith, that such information is required under Regulation AB; provided, however that if BSB in good faith determines that it is unable to provide the Reg AB Information, then, subject to the Rating Agency Condition, (i) BSB shall cause a Reg AB Approved Entity (as defined below) to replace BSB as party to this Agreement on terms similar to this Agreement prior to the expiration of the Response Period, and (ii) such Reg AB Approved Entity shall provide the Reg AB Information prior to the expiration of the Response Period. "Reg AB Approved Entity" means any entity that (i) has the ability to provide the Reg AB Information and (ii) meets or exceeds the Approved Rating Thresholds. If RFC or RASC request the Reg AB Information from BSB, then the Counterparty shall cause RFC or RASC to provide BSB with a written explanation of how the significance percentage was calculated.

        (c) BSB (or, if applicable, the Reg AB Approved Entity) shall indemnify and hold harmless the RFC, RASC, their respective directors or officers and any person controlling the RFC or RASC, from and against any and all losses, claims, damages and liabilities caused by any untrue statement or alleged untrue statement of a material fact contained in any information that BSB or such Reg AB Approved Entity, as applicable, provides to RFC or RASC pursuant to this Paragraph 4(14) (the "BSB Information") or caused by any omission or alleged omission to state in the BSB Information a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.



5.  Account Details and
     Settlement Information:             PAYMENTS TO BSB:
                                Citibank, N.A., New York
                                ABA Number: 021-0000-89, for the account of Bear, Stearns Securities Corp.
                                Account Number: 0925-3186, for further credit to Bear Stearns Financial Products Inc.
                                Sub-account  Number: 102-04654-1-3
                                Attention: Derivatives Department


                                PAYMENTS TO COUNTERPARTY:
                                U.S. Bank National Association
                                ABA Number: 091000022
                                Account Number: 1731 0332 2058
                                Reference: RASC 2006-EMX1
                                OBI: Attention: Josh Wilkening
                                Ref. Acct. No.:  792528000

Counterparty hereby agrees to check this Confirmation and to confirm that the foregoing correctly sets forth the terms of the Transaction by signing in the space provided below and returning to BSB a facsimile of the fully-executed Confirmation to 212-272-9857. For inquiries regarding U.S. Transactions, please contact SUSAN DONLON by telephone at 212-272-2364. For all other inquiries please contact DERIVATIVES DOCUMENTATION by telephone at 353-1-402-6233. Originals will be provided for your execution upon your request.



We are very pleased to have executed this Transaction with you and we look forward to completing other transactions with you in the near future.

Very truly yours,

BEAR STEARNS BANK PLC.


By:
    ------------------------------------------------
    Name:
    Title:

AGREED AND ACCEPTED AS OF THE TRADE DATE
U.S.  BANK  NATIONAL  ASSOCIATION,  as trustee  for the  benefit of RASC  Series
2006-EMX1  Trust,  Mortgage  Asset-Backed  Pass-Through   Certificates,   Series
2006-EMX1


By:
    ------------------------------------------------
    Name:
    Title:


kw

                                   SCHEDULE I


 (all such dates subject to adjustment in accordance with the Business Day
       Convention)



   From and including        To but excluding      Notional Amount (USD)
     Effective Date         February 25, 2006          424,600,000.00
     --------------         -----------------          --------------
    February 25, 2006         March 25, 2006           418,705,592.87
    -----------------         --------------           --------------
     March 25, 2006           April 25, 2006           414,678,355.24
     --------------           --------------           --------------
     April 25, 2006            May 25, 2006            409,429,393.68
     --------------            ------------            --------------
      May 25, 2006            June 25, 2006            402,958,917.03
      ------------            -------------            --------------
      June 25, 2006           July 25, 2006            395,276,711.91
      -------------           -------------            --------------
      July 25, 2006          August 25, 2006           386,402,530.32
      -------------          ---------------           --------------
     August 25, 2006        September 25, 2006         376,366,377.17
     ---------------        ------------------         --------------
   September 25, 2006        October 25, 2006          365,208,685.04
   ------------------        ----------------          --------------
    October 25, 2006        November 25, 2006          353,110,845.46
    ----------------        -----------------          --------------
    November 25, 2006       December 25, 2006          340,265,352.05
    -----------------       -----------------          --------------
    December 25, 2006        January 25, 2007          327,104,772.77
    -----------------        ----------------          --------------
    January 25, 2007        February 25, 2007          314,432,013.47
    ----------------        -----------------          --------------
    February 25, 2007         March 25, 2007           302,228,831.35
    -----------------         --------------           --------------
     March 25, 2007           April 25, 2007           290,477,670.78
     --------------           --------------           --------------
     April 25, 2007            May 25, 2007            279,161,637.19
     --------------            ------------            --------------
      May 25, 2007            June 25, 2007            268,264,472.09
      ------------            -------------            --------------
      June 25, 2007           July 25, 2007            257,770,528.99
      -------------           -------------            --------------
      July 25, 2007          August 25, 2007           247,664,750.18
      -------------          ---------------           --------------
     August 25, 2007        September 25, 2007         237,932,644.51
     ---------------        ------------------         --------------
   September 25, 2007        October 25, 2007          228,560,265.89
   ------------------        ----------------          --------------
    October 25, 2007        November 25, 2007          217,092,613.89
    ----------------        -----------------          --------------
    November 25, 2007       December 25, 2007          201,308,429.74
    -----------------       -----------------          --------------
    December 25, 2007        January 25, 2008          186,688,361.82
    -----------------        ----------------          --------------
    January 25, 2008        February 25, 2008          173,170,051.76
    ----------------        -----------------          --------------
    February 25, 2008         March 25, 2008           160,640,333.94
    -----------------         --------------           --------------
     March 25, 2008           April 25, 2008           150,305,628.37
     --------------           --------------           --------------
     April 25, 2008            May 25, 2008            143,237,377.32
     --------------            ------------            --------------
      May 25, 2008            June 25, 2008            136,476,179.97
      ------------            -------------            --------------
      June 25, 2008           July 25, 2008            130,008,329.86
      -------------           -------------            --------------
      July 25, 2008          August 25, 2008           123,820,743.85
      -------------          ---------------           --------------
     August 25, 2008        September 25, 2008         117,900,933.43
     ---------------        ------------------         --------------
   September 25, 2008        October 25, 2008          112,236,977.40
   ------------------        ----------------          --------------
    October 25, 2008        November 25, 2008          106,817,495.74
    ----------------        -----------------          --------------
    November 25, 2008       December 25, 2008          101,631,624.73
    -----------------       -----------------          --------------
    December 25, 2008        January 25, 2009          96,668,993.22
    -----------------        ----------------          -------------
    January 25, 2009        February 25, 2009          91,922,492.57
    ----------------        -----------------          -------------
    February 25, 2009         March 25, 2009           91,922,492.57
    -----------------         --------------           -------------
     March 25, 2009           April 25, 2009           91,922,492.57
     --------------           --------------           -------------
     April 25, 2009            May 25, 2009            89,171,823.89
     --------------            ------------            -------------
      May 25, 2009            June 25, 2009            85,522,101.41
      ------------            -------------            -------------
      June 25, 2009           July 25, 2009            82,028,070.60
      -------------           -------------            -------------
      July 25, 2009          August 25, 2009           78,682,873.34
      -------------          ---------------           -------------
     August 25, 2009        September 25, 2009         75,479,959.12
     ---------------        ------------------         -------------
   September 25, 2009        October 25, 2009          72,413,073.26
   ------------------        ----------------          -------------
    October 25, 2009        November 25, 2009          69,476,242.51
    ----------------        -----------------          -------------
    November 25, 2009       December 25, 2009          66,663,762.28
    -----------------       -----------------          -------------
    December 25, 2009        January 25, 2010          63,970,184.34
    -----------------        ----------------          -------------
    January 25, 2010        February 25, 2010          61,390,305.08
    ----------------        -----------------          -------------
    February 25, 2010         March 25, 2010           58,919,154.40
    -----------------         --------------           -------------
     March 25, 2010           April 25, 2010           56,551,984.98
     --------------           --------------           -------------
     April 25, 2010            May 25, 2010            54,284,262.20
     --------------            ------------            -------------
      May 25, 2010            June 25, 2010            52,111,654.39
      ------------            -------------            -------------
      June 25, 2010           July 25, 2010            50,030,023.61
      -------------           -------------            -------------
      July 25, 2010          August 25, 2010           48,035,416.82
      -------------          ---------------           -------------
     August 25, 2010        September 25, 2010         46,124,057.49
     ---------------        ------------------         -------------
   September 25, 2010        October 25, 2010          44,292,337.51
   ------------------        ----------------          -------------
    October 25, 2010        November 25, 2010          42,536,809.62
    November 25, 2010        Termination Date          40,854,180.03